UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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VIKING THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIKING THERAPEUTICS, INC.

12340 El Camino Real

Suite 250, San Diego, CA 92130

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 26, 2016
8:00 a.m., Pacific Time
12340 El Camino Real, Suite 250
San Diego, CA 92130

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Viking Therapeutics, Inc., a Delaware corporation (the “Company”), or any adjournment or postponement thereof.  The Annual Meeting will be held on Thursday, May 26, 2016, at 8:00 a.m. Pacific Time at the principal executive offices of the Company at 12340 El Camino Real, Suite 250, San Diego, CA 92130, for the following purposes:

1.	To elect the following nominee as a Class I director to serve until our 2019 Annual Meeting of Stockholders: Mr. Matthew W. Foehr;
2.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and
3.	To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 4, 2016.  Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.  This notice is being mailed to all stockholders of record entitled to vote at the Annual Meeting on or about April 12, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Thursday, May 26, 2016 at 8:00 a.m. at 12340 El Camino Real, Suite 250, San Diego, CA 92130.

The proxy statement and annual report to stockholders are available at http://astproxyportal.com/ast/20061/.

By Order of the Board of Directors

/s/ Lawson Macartney, DVM, Ph.D.
Lawson Macartney, DVM, Ph.D.
Chairperson of the Board

San Diego, California
April 12, 2016

You are cordially invited to attend the Annual Meeting in person.  Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting.  If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail.  Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting.  Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

VIKING THERAPEUTICS, INC.

12340 El Camino Real, Suite 250

San Diego, CA 92130

PROXY STATEMENT

For the 2016 Annual Meeting of Stockholders

To be Held on May 26, 2016

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (our “Board”) of Viking Therapeutics, Inc. (sometimes referred to as “we”, “us”, “Viking” or the “Company”) is soliciting your proxy to vote at the 2016 Annual Meeting of Stockholders, or any adjournment or postponement thereof (the “Annual Meeting”).  You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this Proxy Statement.

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet.  Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record.  All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the internet or to request a printed copy of the proxy materials (including a proxy card) may be found in the Notice.

We intend to mail the Notice on or about April 12, 2016 to all stockholders of record entitled to vote at the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Thursday, May 26, 2016, at 8:00 a.m. Pacific Time at the principal executive offices of the Company at 12340 El Camino Real, Suite 250, San Diego, CA 92130. Directions to our principal executive offices are set forth on the back of this Proxy Statement. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 4, 2016 will be entitled to vote at the Annual Meeting.  At the close of business on this record date, there were 9,683,741 shares of common stock outstanding and entitled to vote and no shares of preferred stock outstanding or entitled to vote.  The holders of common stock will have one vote for each share of common stock they owned as of the close of business on April 4, 2016.

Stockholder of Record:  Shares Registered in Your Name

If at the close of business on April 4, 2016, your shares of common stock were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are the stockholder of record for these shares.  As a stockholder of record, you may vote either in person at the Annual Meeting or by proxy.  Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or internet as instructed below to ensure that your vote is counted.

Beneficial Owner:  Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on April 4, 2016, your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account.  Certain of these institutions offer the ability to direct your agent how to vote through the internet or by telephone.  You are also invited to attend the Annual Meeting.  However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy issued in your name from the broker, bank or other agent considered the stockholder of record of the shares.

What am I voting on?

There are two matters scheduled for a vote at the Annual Meeting:

•	To elect the Class I nominee for director to serve until our 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualified; and
•	To ratify the selection of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

Will there be any other items of business on the agenda?

Aside from the election of the Class I director and ratification of the selection of our independent registered public accounting firm, our Board knows of no matters to be presented at the Annual Meeting.  If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by our Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

What is the Viking Board’s voting recommendation?

Our Board recommends that you vote your shares:

•	“For” the nominee to our Board; and
•	“For” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

How do I vote?

With respect to the election of the director nominee, you may either vote “For” the nominee or you may “Withhold” your vote for the nominee.  For the ratification of our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are described below, based upon your form of ownership.

Stockholder of Record:  Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting.  We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy.  You may vote by proxy on the internet, vote by proxy over the telephone or vote by proxy using a proxy card that you may request.  The procedures for voting by proxy are as follows:

•

To vote by proxy on the internet, go to “www.proxyvote.com” and follow the instructions set forth on the internet site or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

•

To vote by proxy over the telephone, dial 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries using a touch-tone telephone and follow the recorded instructions. Have your proxy card available when you call.

•	To vote by proxy using a proxy card, complete, sign and date the proxy card that may be delivered to you upon request and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 11:59PM Eastern Time on May 25, 2016, to be counted.

We provide internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your internet and telephone access, such as usage charges from internet access providers and telephone companies.

Beneficial Owner:  Shares Registered in the Name of Your Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from Viking.  To ensure that your vote is counted, follow the voting instructions in the notice.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent in whose name the shares are registered.  Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy card.

How many votes do I have?

On each matter to be voted upon, holders of common stock will have one vote for each share of common stock they owned as of the close of business on April 4, 2016, the record date for the Annual Meeting.

Will my vote be kept confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy.  This information will not be disclosed, except as required by law.

Who is paying for this proxy solicitation?

We will bear the cost of soliciting proxies for the Annual Meeting.  We will ask banks, brokerage houses, fiduciaries and custodians holding shares of Viking common stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we will reimburse them for their reasonable expenses in doing so.  We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means.  We may also decide to engage an outside proxy solicitor to assist us in these efforts.  No additional compensation will be paid to directors, officers or other regular employees for such services.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts.  Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the Annual Meeting.  If you are a stockholder of record, you may revoke your proxy in any one of four ways:

•	You may submit another properly completed and executed proxy card with a later date;

•

You may submit a new proxy through the internet by going to “www.proxyvote.com” and following the instructions set forth on the internet site or scan the QR code with your smartphone, or by telephone by dialing 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries using a touchtone telephone and following the recorded instructions. Have your proxy card available when you access the web page or call (your latest internet or telephone instructions submitted prior to the deadline will be followed);

•	You may send a written notice that you are revoking your proxy to our Corporate Secretary, c/o Viking Therapeutics, Inc., 12340 El Camino Real, Suite 250, San Diego, CA 92130; or
•	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should follow the voting instructions from that organization, or contact that organization to determine how you may revoke your proxy.

Votes will be counted by the inspector of election appointed for the Annual Meeting.

How are my shares voted if I give no specific instruction?

We must vote your shares as you have instructed.  If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

•	“For” the election of the Class I director nominee; and
•	“For” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion and regarding broker non-votes.

What is a broker non-vote?

Under rules that govern banks, brokers and others who have record ownership of company stock held in brokerage accounts for their clients who beneficially own the shares, these banks, brokers and other such holders who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”).  Only the ratification of our independent registered public accounting firm is considered a discretionary matter at the Annual Meeting under these rules.  A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received voting instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters.  The broker’s inability to vote with respect to the non-discretionary matters for which the broker has not received voting instructions from the beneficial owner is referred to as a “broker non-vote”.

What are the voting requirements that apply to the proposals discussed in this Proxy Statement?

Proposals	Vote Required	Discretionary Voting Allowed?
1.Election of Director	Plurality	No
2.Ratification of Independent Registered Public Accounting Firm	Majority Cast	Yes

A “plurality”, with regard to the election of directors, means the nominee receiving the most “For” votes will be elected to our Board.  A “majority cast”, with regard to the ratification of our independent registered public accounting firm, means the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal.

“Discretionary voting” occurs when a bank, broker, or other holder of record does not receive voting instructions from the beneficial owner and votes those shares at its discretion on any proposal as to which the rules permit such bank, broker or other holder of record to vote.  As noted above, when banks, brokers and other holders of record are not permitted under the rules to vote the beneficial owner’s shares, the affected shares are referred to as “broker non-votes”.

Accordingly:

•

For the election of the director nominee, the nominee receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of the director nominee) will be elected. Only votes “For” or “Withheld” will affect the outcome.

•

To be approved, Proposal No. 2, ratification of the selection of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016, must receive more votes “For” the proposal than votes “Against” the proposal. Abstentions and broker non-votes will have no effect.

What is the effect of abstentions and broker non-votes?

Abstentions:  Under Delaware law (under which Viking is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast.  Our Bylaws provide that stockholder actions are approved if the votes cast for an action exceed the votes cast opposing the action.  Therefore, abstentions will have no effect on Proposal No. 1—Election of Director and Proposal No. 2—Ratification of Independent Registered Public Accounting Firm.

Broker Non-Votes:  As a result of a change in rules related to discretionary voting and broker non-votes, banks, brokers and other such record holders are no longer permitted to vote the uninstructed shares of their customers on a discretionary basis in the election of directors or on named executive officer compensation matters.  Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on:  Proposa1 No. 1—Election of Director.  As a result, if you hold your shares in street name and you do not instruct your bank, broker or other such holder how to vote your shares in the election of the director nominee, no votes will be cast on your behalf on such proposal.  Therefore, it is critical that you indicate your vote on this proposal if you want your vote to be counted.  The proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 should be considered a discretionary matter.  Therefore, your bank, broker or other such holder will be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if the holders of at least a majority of our outstanding shares of common stock are present in person at the Annual Meeting or represented by proxy.  At the close of business on April 4, 2016, the record date for the Annual Meeting, there were 9,683,741 shares of common stock outstanding.  Thus, a total of 9,683,741 shares are entitled to vote at the Annual Meeting and the holders of 4,841,871 shares of common stock representing at least 4,841,871 votes must be represented at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum requirement only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the chairperson of the Annual Meeting or a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.

Who will count the votes?

The votes will be counted, tabulated and certified by American Stock Transfer & Trust Company, LLC, Viking’s transfer agent and registrar for the Company’s common stock.

How can I find out the results of the voting at the Annual Meeting?

Voting results are expected to be announced at the Annual Meeting and will also be disclosed in a Current Report on Form 8-K (the “Form 8-K”) that we will file with the SEC within four business days of the date of the Annual Meeting.  In the event the results disclosed in our Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.

Why did I receive a Notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we provide stockholders access to our proxy materials via the internet.  On or about April 12, 2016, we are sending a Notice to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice.  Stockholders may request to receive a full set of printed proxy materials by mail.  Instructions on how to access the proxy materials on the internet or request a printed copy may be found in the Notice.

When are stockholder proposals due for next year’s annual meeting of stockholders?

Stockholders may submit proposals on matters appropriate for stockholder action at the 2017 annual meeting of the Company’s stockholders (“2017 Annual Meeting of Stockholders”) consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  To be considered for inclusion in proxy materials for our 2017 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing no later than December 13, 2016 to our Corporate Secretary, c/o Viking Therapeutics, Inc., 12340 El Camino Real, Suite 250, San Diego, CA 92130.  If you wish to submit a proposal that is not to be included in the proxy materials for our 2017 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address no earlier than January 26, 2017, but no later than February 25, 2017.  However, if the date of the 2017 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, May 26, 2017, to be considered for inclusion in proxy materials for our 2017 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to our Corporate Secretary, c/o Viking Therapeutics, Inc., 12340 El Camino Real, Suite 250, San Diego, CA 92130 a reasonable time before we begin to print and send our proxy materials for the 2017 Annual Meeting of Stockholders. If the date of the 2017 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, May 26, 2017 and you wish to submit a proposal that is not to be included in the proxy materials for our 2017 Annual Meeting of Stockholders, your proposal generally must be submitted in writing to the same address not earlier than the close of business on the 120th day prior to the date of the 2017 Annual Meeting of Stockholders, and no later than the close of business on the later of (1) the 90th day before the date of the 2017 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2017 Annual Meeting of Stockholders. Please review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals.  You may view our Bylaws by visiting the SEC’s internet website at www.sec.gov.

EXECUTIVE OFFICERS

Our executive officers are elected by, and serve at the discretion of, our Board.  Our executive officers, their ages as of April 12, 2016, respective positions and biographies are listed below:

Name	Age	Position(s)
Brian Lian, Ph.D.	50	President and Chief Executive Officer, Director
Michael Morneau	51	Chief Financial Officer
Rochelle Hanley, M.D.	63	Chief Medical Officer

Brian Lian, Ph.D., has served as our President and Chief Executive Officer and as a Director since our inception in September 2012. Dr. Lian has over 15 years of experience in the biotechnology and financial services industries. Prior to joining Viking, he was a Managing Director and Senior Research Analyst at SunTrust Robinson Humphrey, an investment bank, from 2012 to 2013. At SunTrust Robinson Humphrey, he was responsible for coverage of small and mid-cap biotechnology companies with an emphasis on companies in the diabetes, oncology, infectious disease and neurology spaces. Prior to SunTrust Robinson Humphrey, he was Managing Director and Senior Research Analyst at Global Hunter Securities, an investment bank, from 2011 to 2012. Prior to Global Hunter Securities, he was Senior Healthcare Analyst at The Agave Group, LLC, a registered investment advisor, from 2008 to 2011. Prior to The Agave Group, he was an Executive Director and Senior Biotechnology Analyst at CIBC World Markets, an investment bank, from 2006 to 2008. Prior to CIBC, he was a research scientist in small molecule drug discovery at Amgen, a biotechnology company. Prior to Amgen, he was a research scientist at Microcide Pharmaceuticals, a biotechnology company. Dr. Lian holds an MBA in accounting and finance from Indiana University, an MS and Ph.D. in organic chemistry from The University of Michigan, and a BA in chemistry from Whitman College. We believe that Dr. Lian’s experience in the biotechnology industry, as well as his extensive investment banking and other experience in the financial services industry, provide him with the qualifications and skills to serve as a member of our Board and bring relevant strategic and operational guidance to our Board.

Michael Morneau has served as our Chief Financial Officer since May 2014. Mr. Morneau has over 20 years of accounting and financial experience at public and private companies in the biotechnology and accounting industries. Prior to Viking, from 2009 to 2014, he was VP of Finance and Chief Accounting Officer at Trius Therapeutics, Inc., a subsidiary of Cubist Pharmaceuticals, Inc., a pharmaceutical company, following Cubist’s acquisition of Trius in September 2013. Prior to Trius, from 2008 to 2009, he was Director of Lilly Research Labs Finance at Eli Lilly and Company, a pharmaceutical company. Prior to Eli Lilly, from 2006 to 2008, he was Director of Finance and Accounting at SGX Pharmaceuticals, Inc., a biotechnology company, which was acquired by Eli Lilly. Prior to SGX, from 2004 to 2006, he was Controller at Momenta Pharmaceuticals, Inc., a biotechnology company. Mr. Morneau earned his MBA and MA in accounting from New Hampshire College, and a BA in mathematics from the University of New Hampshire.

Rochelle Hanley M.D., F.A.C.P., has served as our Chief Medical Officer since April 2013. Dr. Hanley is Board Certified in internal medicine and clinical pharmacology and has 20 years of drug development experience, primarily in diabetes and metabolic disorders. She is a fellow of the American College of Physicians and is the recipient of several awards and honors, including the Pfizer Medical Research Merit Award in 1984, NIH Physician Scientist from 1986 to 1991, Established Investigator, American Heart Association, from 1991 to 1993, and the NIH FIRST Award from 1991 to 1993. Dr. Hanley is also a Diplomate of the American Board of Internal Medicine and a Diplomate of the American Board of Clinical Pharmacology. From 2011 to 2013, Dr. Hanley was an independent consultant to the pharmaceutical industry. Prior to that, she was Medical Director, Cardiovascular, Metabolic and Musculoskeletal Diseases at GlaxoSmithKline, or GSK, a pharmaceutical company, responsible for Asia Pacific research and development activities for albiglutide and darapladib, from 2008 to 2011. Prior to her position with GSK, from 2006 to 2008, she served as Chief Medical Officer for Quatrx Pharmaceuticals, a biotechnology company, managing the clinical program for ospemifene, for vaginal atrophy, which received U.S. approval in 2013. Prior to Quatrx, she was VP and Clinical Site Head, Ann Arbor at Pfizer, Inc., a pharmaceutical company. Prior to becoming Site Head, she was VP and Therapeutic Area Development Leader, Cardiovascular and Metabolic Diseases, Pfizer Global R&D. Prior to Pfizer, she was Senior Director, Endocrine and Diabetes Clinical Development, Parke Davis Pharmaceutical Research. Prior to Parke Davis, she was International Therapeutic Head, Metabolic Diseases, Glaxo Wellcome, a pharmaceutical company. Prior to Glaxo Wellcome, Dr. Hanley was an Assistant Professor, Division of Endocrinology, Duke University Medical Center. Dr. Hanley received her M.D. from the University of Michigan and a BA in molecular and cell biology from Smith College, and is licensed to practice medicine in Michigan and North Carolina (inactive).

There are no family relationships between or among any of our executive officers or directors.

BOARD OF DIRECTORS

Our business and affairs are managed under the direction of our Board, which currently consists of five members. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to our management.

In accordance with our amended and restated certificate of incorporation and our amended and restated bylaws, our Board is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

•	our class I director is Mr. Foehr and his term will expire at the Annual Meeting;
•	our class II directors are Mr. Singleton and Mr. Webster and their term will expire at the annual meeting of stockholders to be held in 2017; and
•	our class III directors are Dr. Lian and Dr. Macartney and their term will expire at the annual meeting of stockholders to be held in 2018.

At each annual meeting of stockholders, the successors to the directors whose term will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. In addition, the authorized number of directors may be changed only by resolution of our Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board may have the effect of delaying or preventing a change of our management or a change in control.

The names of our current directors, their ages as of April 12, 2016, director class and biographies are listed below.  There are no family relationships between or among any of our directors.

Name	Age	Director Class	Position(s)
Lawson Macartney, DVM, Ph.D.	58	Class III	Chairperson of the Board of Directors
Brian Lian, Ph.D.(1)	50	Class III	President and Chief Executive Officer, Director
Matthew W. Foehr	43	Class I	Director
Matthew Singleton	63	Class II	Director
Stephen W. Webster	55	Class II	Director

___________

(1)	Please see “Executive Officers” on page 9 of this Proxy Statement for Dr. Lian’s biography.

Lawson Macartney, DVM, Ph.D., has served as the Chairperson of the Board since May 2015 and as a member of our Board since May 2014. Dr. Macartney served as President, Chief Executive Officer and a member of the board of directors of Ambrx Inc., a biopharmaceutical company, from February 2013 to June 2015. Prior to Ambrx, Dr. Macartney served at Shire AG, a specialty biopharmaceutical company, as Senior Vice President of the Emerging Business Unit from 2011 to 2013, where he was responsible for discovery initiatives through Phase 3 development of Shire’s Specialty Pharmaceutical portfolio. Prior to joining Shire AG, he served at GSK, a pharmaceutical company, from 1999 to 2011, serving as Senior Vice President of Global Product Strategy and Project/Portfolio Management from 2007 to 2011, as Senior Vice President, Cardiovascular and Metabolic Medicine Development Center from 2004 to 2007, and as Vice President, Global Head of Cardiovascular, Metabolic and Urology Therapeutic Areas from 1999 to 2004. Prior to joining GSK, Dr. Macartney was employed at Astra Pharmaceuticals from 1998 to 1999 in leadership roles in operations, marketing and sales, and served as Executive Director, Commercial Operations at AstraMerck, Inc., a pharmaceutical company, from 1996 to 1998. Dr. Macartney received his Ph.D. from Glasgow University in Scotland in 1982, where he was a Royal Society Research Fellow, and his B.V.M.S. (equivalent to a D.V.M.) in 1979 from Glasgow University Veterinary School. He is also trained in diagnostic pathology and is a Fellow of the Royal College of Pathologists. We believe that Dr. Macartney’s extensive experience in leadership positions at numerous pharmaceutical companies qualifies him to serve on our Board.

Matthew W. Foehr has served as a member of our Board since May 2014. Since February 2015, Mr. Foehr has served as President and Chief Operating Officer of Ligand (“Ligand”), and previously served as Executive Vice President and Chief Operating Officer of Ligand from April 2011 to February 2015. Mr. Foehr has 20 years of experience in the pharmaceutical industry, having managed global operations and research and development programs. From March 2010 to April 2011, he was Vice President and Head of Consumer Dermatology R&D, as well as Acting Chief Scientific Officer of Dermatology, in the Stiefel division of GSK. Following GSK’s $3.6 billion acquisition of Stiefel Laboratories, Inc., a pharmaceutical company, in 2009, Mr. Foehr led the R&D integration of Stiefel into GSK. At Stiefel Laboratories, Inc., Mr. Foehr served as Senior Vice President of Global R&D Operations, Senior Vice President of Product Development & Support, and Vice President of Global Supply Chain Technical Services from January 2007 to March 2010. Prior to Stiefel, Mr. Foehr held various executive roles at Connetics Corporation, a pharmaceutical company, including Senior Vice President of Technical Operations and Vice President of Manufacturing. Early in his career, Mr. Foehr managed manufacturing activities and worked in process sciences at both LXR Biotechnology Inc. and Berlex Biosciences. Mr. Foehr is the author of multiple scientific publications and is named on numerous U.S. patents. He received his BS in Biology from Santa Clara University. We believe that Mr. Foehr’s past service in executive management roles for companies in the pharmaceutical industry and related experience provide him with the qualifications and skills to serve as a member of our Board. Pursuant to the management rights letter between us and Ligand, a greater than 5% holder of our outstanding shares of common stock, dated May 21, 2014, Ligand has the right to nominate one individual for election to our Board, and Mr. Foehr is the current member of our Board nominated by Ligand.

Matthew Singleton has served as a member of our Board since May 2014. In October 2011, Mr. Singleton retired from his position as Executive Vice President and Chief Financial Officer of CitationAir (formerly CitationShares LLC), a privately held jet services company wholly-owned by Textron Inc., a public industrial conglomerate. He had served in this position since 2000. Mr. Singleton has extensive financial, accounting and transactional experience, including through his role as Managing Director, Executive Vice President and Chief Administrative Officer of CIBC World Markets, an investment banking company, for 20 years, from 1974 to 1994, at Arthur Andersen & Co., a public accounting firm, including as Partner-in-Charge of the Metro New York Audit and Business Advisory Practice, and as a Practice Fellow at the Financial Accounting Standards Board, a private organization responsible for establishing financial accounting reporting standards. From 2003 until 2014, Mr. Singleton served as a director of Cubist Pharmaceuticals Inc., and as Audit Committee Chair beginning in 2004. Mr. Singleton previously served as an independent director of Salomon Reinvestment Company Inc., a privately held investment services company. Mr. Singleton received an AB in Economics from Princeton University and his MBA from New York University with a focus in Accounting. We believe that Mr. Singleton’s financial, accounting and business expertise provide him with the qualifications and skills to serve as a member of our Board, and are of particular importance as we continue to finance our operations.

Stephen W. Webster has served as a member of our Board since May 2014. Mr. Webster has served as the Chief Financial Officer of Spark Therapeutics, Inc., a biotechnology company, since July 2014. He was previously SVP and Chief Financial Officer of Optimer Pharmaceuticals, Inc., a biotechnology company, from 2012 to 2013, until its acquisition by Cubist Pharmaceuticals, Inc. Prior to joining Optimer, Mr. Webster served as SVP and Chief Financial Officer of Adolor Corporation, a biopharmaceutical company, from June 2008 until its acquisition by Cubist Pharmaceuticals, Inc. in December 2011. From 2007 until joining Adolor Corporation in 2008, Mr. Webster served as Managing Director, Investment Banking Division, Health Care Group for Broadpoint Capital Inc. (formerly First Albany Capital). Mr. Webster previously served as co-founder, President and Chief Executive Officer for Neuronyx, Inc., a biopharmaceutical company, from 2000 to 2006. From 1987 to 2000, Mr. Webster served in positions of increased responsibility, including as Director, Investment Banking Division, Health Care Group for PaineWebber Incorporated. He previously served as a Director of HearUSA, formerly a public company, from 2008-2012, and he currently serves as a Director of the Pennsylvania Biotechnology Association. Mr. Webster holds an AB in Economics cum laude from Dartmouth College and an MBA in Finance from The Wharton School of the University of Pennsylvania. We believe that Mr. Webster’s extensive experience in the biopharmaceutical industry, and in particular his prior service as chief financial officer and in other executive management roles, provide him with the qualifications and skills to serve as a member of our Board.

Scientific Advisors and Consultants

From time to time, our management seeks the advice and guidance of certain scientific advisors and consultants regarding clinical and regulatory development programs and other customary matters. Our scientific advisors are experts in various areas of medicine and drug development, including physiology, biophysics, chemistry, and endocrine, metabolic and cardiovascular diseases. We refer to the following individuals as our scientific advisors and consultants:

David Bullough, Ph.D. VP, Preclinical Development, RaNA Therapeutics. Former Executive Director, Pfizer. Former VP, Preclinical Development, Metabasis Therapeutics, Inc.

Alan D. Cherrington, Ph.D. Professor of Molecular Physiology and Biophysics, Professor of Medicine, Turner Chair in Diabetes Research, Vanderbilt University Medical Center. Past President, American Diabetes Association.

G. Alexander Fleming, M.D. CEO, Kinexum. Former Group Leader, Division of Metabolic and Endocrine Drug Products, FDA. Former member, ICH working groups E6-Good Clinical Practice; and E8-General Considerations for Clinical Trials.

Scott J. Hecker, Ph.D. VP, Chemistry, Rempex Pharmaceuticals (a subsidiary of The Medicines Company). Former VP, Chemistry, Metabasis Therapeutics, Inc. Former VP, Chemistry, Microcide Pharmaceuticals. Former Senior Research Investigator, Discovery Research, Pfizer.

Stephan Kemp, Ph.D. Assistant Professor and Principal Investigator, Genetic Metabolic Diseases, Departments of Laboratory Medicine, Pediatric Neurology and Pediatrics, Academic Medical Center, University of Amsterdam, The Netherlands.

Jay S. Magaziner, Ph.D., M.S.Hyg. Professor of Epidemiology and Public Health, Chair and Division Head, Department of Epidemiology and Public Health, University of Maryland School of Medicine.

Paul Ladenson, M.D. Professor of Medicine; Director, Division of Endocrinology, Diabetes and Metabolism, Department of Medicine; Johns Hopkins School of Medicine.

CORPORATE GOVERNANCE AND BOARD MATTERS

This section describes key corporate governance guidelines and practices that we have adopted.  Complete copies of the charters of the committees of our Board and our Code of Conduct and Ethics described below may be viewed on our internet website at http://ir.vikingtherapeutics.com/governance-highlights under “Committee Charters” and “Governance Documents”.  Alternately, you can request a copy of any of these documents free of charge by writing to our Corporate Secretary, c/o Viking Therapeutics, Inc., 12340 El Camino Real, Suite 250, San Diego, CA 92130.

Director Independence

Under the rules and listings standards of The Nasdaq Stock Market LLC (the “Nasdaq Rules”), a majority of the members of our Board must satisfy the Nasdaq criteria for “independence.” No director qualifies as independent under the Nasdaq Rules unless our Board affirmatively determines that the director does not have a relationship with us that would impair independence (directly or as a partner, stockholder or officer of an organization that has a relationship with us). Our Board has determined that Dr. Macartney and Messrs. Singleton and Webster are independent directors as defined under the Nasdaq Rules. Dr. Lian is not independent under the Nasdaq Rules as a result of his position as our President and Chief Executive Officer. Mr. Foehr is not independent under the Nasdaq Rules in light of the Master License Agreement, as amended from time to time, and related agreements between us and Ligand, and Mr. Foehr’s position as an executive officer of Ligand.

Board Leadership Structure

Our amended and restated bylaws provide our Board with the discretion to combine or separate the positions of Chairperson of our Board and Chief Executive Officer. Dr. Macartney, who is an independent director, serves as Chairperson of our Board. As a general policy, our Board believes that separation of the positions of Chairperson of our Board and Chief Executive Officer reinforces the independence of our Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. We believe that this separation of responsibilities will provide a balanced approach to managing our Board and overseeing the company. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Our Board is responsible for overseeing our overall risk management process. The responsibility for managing risk rests with executive management while the committees of our Board and our Board as a whole participate in the oversight process. Our Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls.

Meetings and Executive Sessions

Our Board meets on a regular basis throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval.  Our Board also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings.  During fiscal year 2015, (i) our Board met ten times and did not act by unanimous written consent, (ii) our audit committee of the Board (the “Audit Committee”) met three times and did not act by unanimous written consent, (iii) our compensation committee of the Board (the “Compensation Committee”) met six times and took actions by unanimous written consent twice, and (iv) our nominating and corporate governance committee of the Board met once and did not act by unanimous written consent.  None of our directors attended fewer than 75% of the total number of meetings held by our Board and the committees (on which and for the period during which the director served) during fiscal year 2015.

As required under applicable Nasdaq listing standards, our independent directors periodically meet in executive session at which only they are present.

Policy Regarding Board Member Attendance at Annual Meetings

It is the policy of our Board to invite directors and nominees for director to attend annual meetings of our stockholders.  We completed our initial public offering in May 2015 and did not hold an annual meeting of stockholders in fiscal year 2015.

Information Regarding Committees of the Board of Directors

Our Board has established a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table provides membership and meeting information for 2015 for each of these committees of our Board:

Name	Audit	Compensation	Nominating and Corporate Governance

Lawson Macartney, DVM, Ph.D.	X		X*
Brian Lian, Ph.D.
Matthew W. Foehr
Matthew Singleton	X*	X
Stephen W. Webster	X	X*	X
Total meetings in 2015	3	6	1

___________________

*Committee Chairperson

Below is a description of each primary committee of our Board.  Members serve on these committees until their resignation, disqualification or removal or until otherwise determined by our Board.  Each of these committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.  Our Board has determined that each member of each of these committees meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of Dr. Macartney and Messrs. Singleton and Webster, with Mr. Singleton serving as Chairperson of the committee. Each member of the Audit Committee must be independent as defined under the applicable Nasdaq Rules and SEC rules and financially literate under the Nasdaq Rules. Our Board has determined that each member of the Audit Committee is “independent” and “financially literate” under the Nasdaq Rules and the SEC rules and that Mr. Singleton is an “audit committee financial expert” under the rules of the SEC. The responsibilities of the Audit Committee are included in a written charter. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our corporate accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements, and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include:

•

appointing, determining the compensation of, retaining, overseeing and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;

•	determining the engagement of our independent registered public accounting firm;
•

prior to commencement of the audit engagement, reviewing and discussing with the independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles, and such independent registered public accounting firm or their affiliates;

•	determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;
•	monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;
•

reviewing with management and the independent registered public accounting firm any fraud that includes management or employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;

•

establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or other auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing management’s efforts to monitor compliance with our policies designed to ensure compliance with laws and rules; and
•

reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

The Audit Committee reviews, discusses and assesses its own performance and composition at least annually. The Audit Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Typically, the Audit Committee meets at least quarterly and with greater frequency if necessary.  Our Board has adopted a written charter of the Audit Committee that is available to stockholders on our internet website at http://ir.vikingtherapeutics.com/governance-highlights under “Committee Charters”.

Compensation Committee

Our Compensation Committee is comprised of Messrs. Singleton and Webster, with Mr. Webster serving as Chairperson of the committee. Our Board has determined that each member of the Compensation Committee is “independent” under the Nasdaq Rules and all applicable laws. Each of the members of the Compensation Committee is also a “non-employee director” as that term is defined under Rule 16b-3 of the Exchange Act and an “outside director” as that term is defined in Treasury Regulations Section 1.162-27(3). The Compensation Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing our compensation policies, plans and programs; and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the Compensation Committee include:

•

reviewing, modifying and approving (or, if the Compensation Committee deems appropriate, making recommendations to our Board regarding) our overall compensation strategies and policies, and reviewing and approving corporate performance goals and objectives relevant to the compensation of our executive officers and senior management;

•

determining and approving (or, if the Compensation Committee deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the Chief Executive Officer’s compensation;

•

determining and approving (or, if the Compensation Committee deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and senior management;

•

evaluating and approving (or, if it deems appropriate, making recommendations to our Board regarding) corporate performance goals and objectives relevant to the compensation of our executive officers and senior management;

•

reviewing and approving (or, if it deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and senior management;

•	conducting periodic reviews of the base compensation levels of all of our employees generally;
•	reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;
•

reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans; and

•

reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, and reviewing and discussing the relationship between our risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk, at least annually.

In addition, once we cease to be an “emerging growth company”, as defined in the Jumpstart Our Business Startups Act of 2012, the responsibilities of the Compensation Committee will also include:

•

reviewing and recommending to our Board for approval the frequency with which we conduct a vote on executive compensation, taking into account the results of the most recent stockholder advisory vote on the frequency of the vote on executive compensation, and reviewing and approving the proposals regarding the frequency of the vote on executive compensation to be included in our annual meeting proxy statements; and
•

reviewing and discussing with management our Compensation Discussion and Analysis, and recommending to our Board that the Compensation Discussion and Analysis be approved for inclusion in our annual reports on Form 10-K, registration statements and our annual meeting proxy statements.

Our Board has adopted a written charter of the Compensation Committee that is available to stockholders on our internet website at http://ir.vikingtherapeutics.com/governance-highlights under “Committee Charters”.  The Compensation Committee meets from time to time during the year.  The agenda for each meeting is usually developed by the Chairperson of the Compensation Committee, in consultation with our Chief Executive Officer and other representatives of senior management and human resources as necessary.  The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation.  Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. The Compensation Committee reviews, discusses and assesses its own performance and composition at least annually. The Compensation Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

The Compensation Committee is authorized to retain the services of independent advisers to assist it in carrying out its responsibilities.  Since June 2015, Radford has provided compensation consulting services to assist management and the Compensation Committee in assessing and determining competitive compensation packages.  Radford is independent from Viking, was engaged directly by the Compensation Committee and has received compensation from Viking only for services provided to the Compensation Committee.

The Compensation Committee meets outside the presence of all of our executive officers, including the named executive officers, in order to consider appropriate compensation for our Chief Executive Officer.  For all other named executive officers, the Compensation Committee meets outside the presence of all executive officers except our Chief Executive Officer.  The annual performance of our executive officers is considered by the Compensation Committee when making decisions on setting base salary, targets for and payments under our bonus plan and grants of equity incentive awards.  When making decisions on executive officers, the Compensation Committee considers the importance of the position to us, the past salary history of the executive officer and the contributions we expect the executive officer to make to the success of our business going forward.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal year 2015 are described in greater detail in the “Executive Compensation” section of this Proxy Statement.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Dr. Macartney and Mr. Webster, with Dr. Macartney serving as Chairperson of the committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the Nasdaq Rules and all applicable laws. The responsibilities of the Nominating and Corporate Governance Committee are included in its written charter. The Nominating and Corporate Governance Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing all aspects of our nominating and corporate governance functions. The responsibilities of the Nominating and Corporate Governance Committee include:

•	making recommendations to our Board regarding corporate governance issues;
•	identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our Board);
•	determining the minimum qualifications for service on our Board;
•	reviewing and evaluating incumbent directors;
•	instituting and overseeing director orientation and director continuing education programs;
•	serving as a focal point for communication between candidates, non-committee members and our management;
•	recommending to our Board for selection candidates to serve as nominees for director for the annual meeting of stockholders;
•	making other recommendations to our Board regarding matters relating to the directors;
•	reviewing succession plans for our Chief Executive Officer and our other executive officers; and
•	considering any recommendations for nominees and proposals submitted by stockholders.

Our Board has adopted a written charter of the Nominating and Corporate Governance Committee that is available to stockholders on our internet website at http://ir.vikingtherapeutics.com/governance-highlights under “Committee Charters”.  The Nominating and Corporate Governance Committee meets from time to time as it deems appropriate or necessary.

The Nominating and Corporate Governance Committee also periodically reviews, discusses and assesses the performance of our Board and the committees of our Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee seeks input from senior management, our Board and others. In assessing our Board, the Nominating and

Corporate Governance Committee evaluates the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders. The Nominating and Corporate Governance Committee also periodically reviews and assesses the adequacy of its charter, including its roles and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Consideration of Director Nominees

Director Qualifications

There are no specific minimum qualifications that our Board requires to be met by a director nominee recommended for a position on our Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us.  The Nominating and Corporate Governance Committee may consider a potential director candidate’s integrity, experience, judgment, commitment, skills, diversity, age, gender, race, background, place of residence, areas of expertise, experience serving as a board member or executive officer of other companies, relevant academic expertise and other factors relative to the overall composition of the Board and Board committees, including the following characteristics and factors:

•	the highest ethical standards and integrity and a strong personal reputation;
•	a background that provides experience and achievement in business, finance, biotechnology or other activities relevant to our business and activities;
•	a sound understanding of business strategy, corporate governance and the operations and role of our Board;
•	a willingness to act on and be accountable for Board and, as applicable, committee decisions;
•	a willingness to act in the best interests of our company and our stockholders;
•	a willingness to assist and support our management;
•	an ability to provide reasoned, informed and thoughtful counsel to management on a range of issues affecting us and our stockholders;
•	an ability to work effectively and collegially with other individuals;
•	loyalty and commitment to driving our success and increasing long-term value for our stockholders;
•	no material personal, financial, professional or familial interest in any of our present or potential competitors;

•	sufficient time to devote to Board and, as applicable, committee membership and matters; and
•	the independence requirements imposed by the SEC and Nasdaq.

The Nominating and Corporate Governance Committee retains the right to modify these criteria from time to time.

Security Holder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by our security holders.  The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether a candidate was recommended by a security holder or not.  Security holders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to our Board at the 2017 Annual Meeting of Stockholders must do so by delivering a written recommendation to the Nominating and Corporate Governance Committee, c/o Viking Therapeutics, Inc., 12340 El Camino Real, Suite 250, San Diego, CA 92130, no earlier than the close of business on January 26, 2017, but no later than February 25, 2017, unless the meeting date is more than 30 days before or after May 26, 2017, in which case the written recommendation must be received by our Corporate Secretary no later than the close of business not earlier than the close of business on the 120th day prior to the date of the 2017 Annual Meeting of Stockholders, and no later the close of business on the later of (1) the 90th day before the date of the 2017 Annual Meeting of Stockholders, or (2) the 10th day following the day on which we first publicly announce (by press release or a filing with the SEC) the date of the 2017 Annual Meeting of Stockholders.  Each written recommendation must set forth, among other information:

•	the name and address of the security holder and any beneficial owner on whose behalf the nomination is being made (the “Recommending Securityholder”);
•

the class, series and number of shares of our capital stock that are, directly or indirectly, owned beneficially and of record by the Recommending Securityholder made as of the date of the written recommendation, and the time period for which such shares have been held;

•

a statement from the Recommending Securityholder as to whether such Recommending Securityholder has a good faith intention to continue to hold the reported shares through the date of our next annual meeting of stockholders;

•	the proposed director candidate’s full legal name, age, business address and residential address;
•	a description of the proposed director candidate’s principal occupation or employment and business experience for at least the previous five years;
•	complete biographical information for the proposed director candidate;

•	a description of the proposed director candidate’s qualifications as a director;
•

the class, series and number of shares of our capital stock which are, directly or indirectly, owned of record and beneficially by the proposed director candidate, and the date or dates on which such shares were acquired and the investment intent of such acquisition;

•

a description of all relationships between the Recommending Securityholder and the proposed director candidate, and of all arrangements or understandings between such Recommending Securityholder and the proposed director candidate;

•

any other information relating to the proposed director candidate that is required to be disclosed in solicitations for proxies for election of directors in an election contest or that is otherwise required pursuant to Regulation 14A promulgated under the Exchange Act;

•

a statement from the Recommending Securityholder supporting such Recommending Securityholder’s view that the proposed director nominee possesses the minimum qualifications prescribed by us for nominees, and briefly describing the contributions that the proposed director nominee would be expected to make to the Board and to the governance of Viking; and

•

a statement from the Recommending Securityholder whether, in the view of such Recommending Securityholder, the nominee, if elected, would represent all of our stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Viking.

Director candidate nominations from stockholders must include the written consent of each proposed nominee (1) consenting to be named as a nominee for election to our Board, (2) consenting to serve as a director, if elected, and (3) consenting to be interviewed by the Nominating and Corporate Governance Committee, if the Nominating and Corporate Governance Committee chooses to do so in its discretion.  If a proposed director candidate is recommended by a stockholder in accordance with the procedural requirements discussed above, our Secretary will provide the foregoing information to the Nominating and Corporate Governance Committee.

Evaluating Nominees for Director

Our Nominating and Corporate Governance Committee will consider director candidates who are suggested by members of the committee, other members of our Board, members of management, advisors and our security holders who submit recommendations in accordance with the requirements set forth above.  The Nominating and Corporate Governance Committee may, in the future, also retain a third-party search firm to identify candidates on terms and conditions acceptable to the Nominating and Corporate Governance Committee, but to date it has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.  The Nominating and Corporate Governance Committee will evaluate all nominees for director under the same approach whether they are recommended by security holders or other sources.

The Nominating and Corporate Governance Committee will review candidates for director nominees in the context of the current composition of our Board and committees, the operating requirements of the Company and the long-term interests of our stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee may consider the director nominee’s qualifications, diversity, age, skills and such other factors as it deems appropriate given the current needs of our Board, the committees and our company, to maintain a balance of knowledge, experience, diversity and capability.  In the case of an incumbent director whose term of office is set to expire, the Nominating and Corporate Governance Committee may review such director’s overall service to our Board, the committees and our company during his or her term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such director’s independence.  In the case of new director candidates, the Nominating and Corporate Governance Committee will also determine whether the nominee must be independent for Nasdaq purposes, which determination will be based upon applicable Nasdaq listing standards and applicable SEC rules and regulations.  Although we do not have a formal diversity policy, when considering diversity in evaluating director nominees, the Nominating and Corporate Governance Committee will focus on whether the nominees can contribute varied perspectives, skills, experiences and expertise to our Board.

The Nominating and Corporate Governance Committee will evaluate the proposed director’s candidacy, including proposed candidates recommended by security holders, and recommend whether the Board should nominate the proposed director candidate for election by our stockholders.

Stockholder Communications with the Board of Directors

Our Board has adopted a formal process by which security holders may communicate with our Board or any of its directors.  Security holders of Viking wishing to communicate with our Board or an individual director may send a written communication to our Board or such director, c/o Viking Therapeutics, Inc., 12340 El Camino Real, Suite 250, San Diego, CA 92130, Attn.: Secretary.  Each communication must set forth:

•	the name and address of the Viking security holder(s) on whose behalf the communication is sent; and
•	the class, series and number of Viking shares that are owned beneficially by the security holder(s) as of the date of the communication.

Each communication will be reviewed by Viking’s Secretary to determine whether it is appropriate for presentation to our Board or the individual director.  Examples of inappropriate communications include junk mail, spam, mass mailings, product complaints, product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material.  These screening procedures have been approved by a majority of the independent members of our Board.

Communications determined by our Secretary to be appropriate for presentation to our Board or such director will be submitted to our Board or the individual director on a periodic basis.  All communications directed to the Audit Committee in accordance with our “Open Door” Reporting and Non-Retaliation Policy Regarding Accounting and Auditing Matters (the “Open Door Policy”) that relate to questionable accounting, internal accounting controls or auditing matters involving the Company generally will be forwarded to a compliance officer designated by the Audit Committee to receive and review these communications and to the chairperson of the Audit Committee, in accordance with the terms of the Open Door Policy.  All communications directed to the Nominating and Corporate Governance Committee in accordance with our Code of Conduct and Ethics that relate to non-financial matters (including without limitation purported or suspected violations of any law or regulation, our Code of Conduct and Ethics or other policies) will generally be forwarded to a Compliance Officer designated by the Nominating and Corporate Governance Committee to receive and review these communications and then promptly and directly forwarded by a Compliance Officer to the Nominating and Corporate Governance Committee or our Board, as appropriate, in accordance with the terms of the Code of Conduct and Ethics.

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior officers. We have posted the Code of Conduct and Ethics on our website at http://ir.vikingtherapeutics.com/governance-highlights under “Governance Documents”. The Code of Conduct and Ethics can only be amended by the approval of the Audit Committee and any waiver to the Code of Conduct and Ethics for an executive officer or director may only be granted by our Audit Committee and must be timely disclosed as required by applicable law. We expect that any amendments to the Code of Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website.

Hedging and Pledging Policies

As part of our insider trading policy, our executives and directors are prohibited from engaging in short sales of our securities and from engaging in hedging and monetization transactions involving our securities.  Our insider trading policy does not restrict pledges of securities but requires that pledges of securities be pre-cleared by an insider trading compliance officer.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2015, which consist of our principal executive officer, the other most highly compensated executive officers who were serving as executive officers as of December 31, 2015 and a former executive officer, are:

•	Brian Lian, Ph.D., our Chief Executive Officer;
•	Michael Dinerman, M.D., our former Chief Operating Officer;
•	Michael Morneau, our Chief Financial Officer; and
•	Rochelle Hanley, M.D., our Chief Medical Officer.

Summary Compensation Table

The following table sets forth certain information with respect to the compensation paid to our named executive officers for the fiscal years ended December 31, 2015 and 2014:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation(1) ($)		Stock Awards ($)		Option Awards(2) ($)	All Other Compensation ($)		Total ($)
Brian Lian, Ph.D.	2015	321,199	—	139,099	(3)	1,097,927	(4)	613,221	14,000	(5)	2,185,446
Chief Executive Officer	2014	164,355	45,108	—		168,125	(6)	—	—		377,588
Michael Dinerman, M.D.(7)	2015	173,864	—	—		1,188,015	(4)	315,371	74,513	(8)	1,751,763
Former Chief Operating Officer	2014	139,707	27,836	—		—		—	2,937		170,480
Michael Morneau (9)	2015	225,000	—	72,900	(10)	799,931	(4)	178,710	—		1,276,541
Chief Financial Officer	2014	102,565	26,793	—		—		—	25,600	(11)	154,958
Rochelle Hanley, M.D.(12)	2015	147,921	—	51,395		796,913	(4)	210,247	—		1,206,476
Chief Medical Officer

___________

(1)	The amounts in this column relate to amounts earned by our named executive officers pursuant to our bonus program described below under “—2015 Bonuses”.
(2)

These amounts represent the aggregate grant date fair value of option awards granted to each named executive officer, computed in accordance with authoritative accounting guidance. These amounts do not represent the actual amounts paid to or realized by the named executive officer. The value as of the grant date for stock options is recognized over the number of days of service required for the stock option to vest in full. For a detailed description of the assumptions used for purposes of determining grant date fair value, see Note 8 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 8, 2016.

(3)

Dr. Lian voluntarily elected to receive 50% of his cash bonus for 2015 in the form of options to purchase shares of common stock of the Company. Accordingly, in lieu of payment in cash of $69,550, on March 14, 2016, Dr. Lian was awarded options to purchase 54,336 shares of common stock of the Company. See “—2015 Bonuses” below for more information.

(4)

These amounts represent the aggregate grant date fair value of restricted stock awards granted to each named executive officer, computed in accordance with authoritative accounting guidance. These amounts do not represent the actual amounts paid to or realized by the named executive officer. The value as of the grant date for the restricted stock awards is calculated based on the number of shares granted and the grant date market price and is recognized once the requisite service period for the restricted stock is satisfied. For a detailed description of the assumptions used for purposes of determining grant date fair value, see Note 8 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 8, 2016.

(5)	Comprised solely of relocation expenses paid to Dr. Lian to assist with his relocation to the Company’s headquarters.
(6)

The amount represents the aggregate grant date fair value of a stock award granted to Dr. Lian, computed in accordance with authoritative accounting guidance. This amount does not represent the actual amount paid to or realized by Dr. Lian. For a detailed description of the assumptions used for purposes of determining grant date fair value, see Note 8 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 8, 2016.

(7)	Dr. Dinerman resigned from his position as our Chief Operating Officer effective as of September 30, 2015.
(8)	Comprised solely of a severance payment made to Dr. Dinerman in connection with his resignation.
(9)	Mr. Morneau first became an employee of ours in May 2014.
(10)

Mr. Morneau voluntarily elected to receive 35% of his cash bonus for 2015 in the form of options to purchase shares of common stock of the Company. Accordingly, in lieu of payment in cash of $25,515, on March 14, 2016, Mr. Morneau was awarded options to purchase 19,934 shares of common stock of the Company. See “—2015 Bonuses” below for more information.

(11)	The amount represents fees paid for consulting services prior to the date Mr. Morneau became an employee of ours.
(12)	Dr. Hanley was not a named executive officer in 2014, and therefore her compensation for 2014 is not required to be included in this table.

Narrative Disclosure to Summary Compensation Table

Pre-June 2014 Employment Agreements and Arrangements

Pursuant to an agreement among us, Dr. Lian and Dr. Dinerman, we agreed to make monthly salary payments to each of Dr. Lian and Dr. Dinerman in the following amounts: (1) to Dr. Lian, a salary of $7,000 for the month of July 2013 and a salary of $6,500 per month thereafter, and (2) to Dr. Dinerman, a salary of $3,000 for the month of November 2013 and $3,500 per month thereafter. This agreement was terminated effective as of June 1, 2014.

Employment Agreements

Employment Agreement – President and Chief Executive Officer

We entered into an employment agreement with Brian Lian, Ph.D., as our President and Chief Executive Officer (the “Lian Employment Agreement”), which became effective on June 2, 2014. The Lian Employment Agreement is subject to automatic renewals for additional one-year periods following June 2, 2015, unless either party gives the other written notice of its or his election to not renew (a “Lian Non-Renewal Notice”). Pursuant to the Lian Employment Agreement, we agreed to nominate Dr. Lian, and to continue to nominate him, to serve as a member of our Board, and Dr. Lian agreed to continue to serve as a member of our Board for as long as he is elected by our stockholders, until his employment with us is terminated. Through May 4, 2015, Dr. Lian’s base salary was $193,193 per year. Commencing on May 5, 2015, Dr. Lian’s annual base salary was increased to $386,386, subject to annual review by our Board or Compensation Committee and, if appropriate, increase (but not decrease except in certain limited circumstances). Additionally, the Lian Employment Agreement provides that Dr. Lian will be eligible to receive a target annual bonus in an amount equal to 50% of his base salary in effect on June 30th of each calendar year for 2016 and after, which bonus will be based on our financial performance and Dr. Lian’s individual performance, in each case as determined by our Board or Compensation Committee.

Under the Lian Employment Agreement, on May 4, 2015, Dr. Lian was granted (1) a stock option to purchase 87,500 shares of our common stock, whereby 25% of the shares subject to the option were vested upon grant and 25% of the shares subject to the option will vest on each one-year anniversary of the date of grant for the next three years, so long as Dr. Lian continues to provide service to us on each applicable vesting date; (2) an award of 87,500 shares of common stock, whereby one-third of the shares subject to the award will vest on each one year anniversary of the date of grant for the next three years, so long as Dr. Lian continues to provide service to us on each applicable vesting date, subject to withholding of shares to cover tax withholding obligations arising upon the vesting of shares subject to the award; and (3) an additional award of 16,346 shares of common stock, which were fully vested upon grant (collectively, the “Lian Awards”). The Lian Awards were issued under and subject to the terms and conditions of the 2014 Equity Incentive Plan.

Dr. Lian’s employment with us is at-will, meaning either we or Dr. Lian may terminate the employment relationship at any time, with or without cause. However, Dr. Lian must provide at least 60 days’ written notice of resignation. If we terminate Dr. Lian’s employment, then, so long as Dr. Lian complies with certain obligations, including execution and delivery of a general release within a specified period of time, we will pay Dr. Lian: (1) his base salary as of the termination date for six months following the termination date, if such termination is pursuant to a Lian Non-Renewal Notice, disability or death, or for 12 months in the case of termination other than by Lian Non-Renewal Notice, for cause, disability or death; (2) six monthly payments if such termination is pursuant to a Lian Non-Renewal Notice, disability or death, or 12 monthly payments in the case of termination other than by Lian Non-Renewal Notice, for cause, disability or death, in each case equal to 1/12 of the amount equal to Dr. Lian’s target annual bonus percentage as of the termination date multiplied by Dr. Lian’s base salary as of such date; and (3) subject to Dr. Lian’s timely election of COBRA, the amount equal to the COBRA premiums for the lesser of (a) six months if such termination is pursuant to a Lian Non-Renewal Notice, disability or death, or 12 months in the case of termination other than by Lian Non-Renewal Notice, for cause, disability or death, or (b) until Dr. Lian becomes eligible to enroll in another employer-sponsored group health plan. Additionally, if Dr. Lian’s employment is terminated by us (i) pursuant to a Lian Non-Renewal Notice, disability or death, the outstanding equity awards subject to the Lian Awards that would have vested within six months following the termination date will vest and become fully exercisable as of such termination date, and Dr. Lian will have six months from the termination date to exercise vested options under the Lian Awards (unless they terminate sooner pursuant to their terms), and (ii) other than by Lian Non-Renewal Notice, for cause, disability or death, the outstanding equity awards subject to the Lian Awards that would have vested within 12 months following the termination date will vest and become fully exercisable as of the termination date, and Dr. Lian will have 12 months from the termination date to exercise vested options under the Lian Awards (unless they terminate sooner pursuant to their terms). In each case, all other equity awards subject to the Lian Awards will terminate without compensation therefore on the termination date. Furthermore, if Dr. Lian resigns for good reason, he will be entitled to receive the same payments and accelerated vesting as if he had been terminated other than by Lian Non-Renewal Notice, for cause, disability or death, as set forth above.

In the event of a change in control of our company, 100% of the unvested outstanding equity awards granted under the Lian Awards will vest and become fully exercisable immediately prior to the change in control. Additionally, if any vested equity awards held by Dr. Lian are not assumed or substituted for in accordance with certain conditions, we will pay cash to Dr. Lian on the change in control in exchange for the satisfaction and cancellation of the outstanding equity awards. If Dr. Lian’s employment is terminated within 24 months following a change in control, subject to certain conditions, he will be entitled to receive the same payments and accelerated vesting as if he had been terminated other than by Lian Non-Renewal Notice, for cause, disability or death, as set forth above; however, he will be entitled to such payments for a period of 18 months and the vesting of the Lian Awards will be accelerated by 18 months.

Employment Agreement – Chief Financial Officer

We entered into an employment agreement with Michael Morneau, as our Chief Financial Officer (the “Morneau Employment Agreement”), which became effective on May 21, 2014. The Morneau Employment Agreement is subject to automatic renewals for additional one-year periods following May 21, 2015, unless either party gives the other written notice of its or his election to not renew (a “Morneau Non-Renewal Notice”). Pursuant to the terms of the Morneau Employment Agreement, Mr. Morneau’s base salary was initially $189,000 per year. Effective October 1, 2014, Mr. Morneau agreed to an amended base salary of $135,000. Commencing on May 5, 2015, Mr. Morneau’s annual base salary was increased to $270,000, subject to annual review by our Board or Compensation Committee and, if appropriate, increase (but not decrease except in certain limited circumstances). Additionally, the Morneau Employment Agreement provides that Mr. Morneau will be eligible to receive a target annual bonus in an amount equal to 35% of his base salary in effect on June 30th of each calendar year for 2016 and after, which bonus will be based on our financial performance and Mr. Morneau’s individual performance, in each case as determined by our Board or Compensation Committee.

Under the Morneau Employment Agreement, on May 4, 2015, Mr. Morneau was granted (1) a stock option to purchase 25,500 shares of our common stock, whereby 25% of the shares subject to the option were vested upon grant and 25% of the shares subject to the option will vest on each one-year anniversary of the date of grant for the next three years, so long as Mr. Morneau continues to provide service to us on each applicable vesting date; (2) an award of 67,000 shares of common stock, whereby one-third of the shares subject to the award will vest on each one-year anniversary of the date of grant for the next three years, so long as Mr. Morneau continues to provide service to us on each applicable vesting date, subject to withholding of shares to cover tax withholding obligations arising upon the vesting of shares subject to the award; and (3) an additional award of 10,404 shares of common stock, which were fully vested upon grant (collectively, the “Morneau Awards”). The Morneau Awards were issued under and subject to the terms and conditions of the 2014 Equity Incentive Plan.

Mr. Morneau’s employment with us is at-will, meaning either we or Mr. Morneau may terminate the employment relationship at any time, with or without cause. However, Mr. Morneau must provide at least 60 days’ written notice of resignation. If we terminate Mr. Morneau’s employment, then, so long as Mr. Morneau complies with certain obligations, including execution and delivery of a general release within a specified period of time, we will pay Mr. Morneau: (1) his base salary as of the termination date for three months following the termination date, if such termination is pursuant to a Morneau Non-Renewal Notice, disability or death, or for six months in the case of termination other than by Morneau Non-Renewal Notice, for cause, disability or death; (2) three monthly payments if such termination is pursuant to a Morneau Non-Renewal Notice, disability or death, or six monthly payments in the case of termination other than by Morneau Non-Renewal Notice, for cause, disability or death, in each case equal to 1/12 of the amount equal to Mr. Morneau’s target annual bonus percentage as of the termination date multiplied by Mr. Morneau’s base salary as of such date; and (3) subject to Mr. Morneau’s timely election of COBRA, the amount equal to the COBRA premiums for the lesser of (a) three months if such termination is pursuant to a Morneau Non-Renewal Notice, disability or death, or six months in the case of termination other than by Morneau Non-Renewal Notice, for cause, disability or death, or (b) until Mr. Morneau becomes eligible to enroll in another employer-sponsored group health plan. Additionally, if Mr. Morneau’s employment is terminated by us (i) pursuant to a Morneau Non-Renewal Notice, disability or death, the outstanding equity awards subject to the Morneau Awards that would have vested within three months following the termination date will vest and become fully exercisable as of such termination date, and Mr. Morneau will have three months from the termination date to exercise vested options under the Morneau Awards (unless they terminate sooner pursuant to their terms), and (ii) other than by Morneau Non-Renewal Notice, for cause, disability or death, the outstanding equity awards subject to the Morneau Awards that would have vested within six months following the termination date will vest and become fully exercisable as of the termination date, and Mr. Morneau will have six months from the termination date to exercise vested options under the Morneau Awards (unless they terminate sooner pursuant to their terms). In each case, all other equity awards subject to the Morneau Awards will terminate without compensation therefore on the termination date. Furthermore, if Mr. Morneau resigns for good reason, he will be entitled to receive the same payments and accelerated vesting as if he had been terminated other than by Morneau Non-Renewal Notice, for cause, disability or death, as set forth above.

In the event of a change in control of our company, 100% of the unvested outstanding equity awards granted under the Morneau Awards will vest and become fully exercisable immediately prior to the change in control. Additionally, if any vested equity awards held by Mr. Morneau are not assumed or substituted for in accordance with certain conditions, we will pay cash to Mr. Morneau on the change in control in exchange for the satisfaction and cancellation of the outstanding equity awards. If Mr. Morneau’s employment is terminated within 24 months following a change in control, subject to certain conditions, he will be entitled to receive the same payments and accelerated vesting as if he had been terminated other than by Morneau Non-Renewal Notice, for cause, disability or death, as set forth above; however, he will be entitled to such payments for a period of 12 months and the vesting of the Morneau Awards will be accelerated by 12 months.

Employment Agreement – Former Chief Operating Officer

We entered into an employment agreement with Michael Dinerman, M.D., as our Chief Operating Officer (the “Dinerman Employment Agreement”), which became effective on June 2, 2014. The Dinerman Employment Agreement was subject to automatic renewals for additional one-year periods following June 2, 2015, unless either party gave the other written notice of its or his election to not renew (a “Dinerman Non-Renewal Notice”). The Dinerman Employment Agreement terminated upon Dr. Dinerman’s resignation from his position as our Chief Operating Officer, effective as of September 30, 2015. Pursuant to the terms of the Dinerman Employment Agreement, Dr. Dinerman’s base salary was initially $178,831 per year. Effective October 1, 2014, Dr. Dinerman agreed to an amended base salary of $149,026. Commencing on May 5, 2015 and until his resignation, Dr. Dinerman’s annual base salary was $298,052. Additionally, for 2014, Dr. Dinerman’s target annual bonus was equal to 30% of his salary in effect prior to completion of the IPO, pro-rated from June 2, 2014 through December 31, 2014. In September 2015, Dr. Dinerman was paid $27,836 as a pro-rated cash bonus for 2014.

Under the Dinerman Employment Agreement, on May 4, 2015, Dr. Dinerman was granted (1) a stock option to purchase 45,000 shares of our common stock, whereby 25% of the shares subject to the option were vested upon grant and 25% of the shares subject to the option were scheduled to vest on each one-year anniversary of the date of grant for the next three years, so long as Dr. Dinerman continued to provide service to us on each applicable vesting date; (2) an award of 105,000 shares of common stock, whereby one-third of the shares subject to the award were scheduled to vest on each one-year anniversary of the date of grant for the next three years, so long as Dr. Dinerman continued to provide service to us on each applicable vesting date, subject to withholding of shares to cover tax withholding obligations arising upon the vesting of shares subject to the award; and (3) an additional award of 8,724 shares of common stock, which were fully vested upon grant (collectively, the “Dinerman Awards”). The Dinerman Awards were issued under and subject to the terms and conditions of the 2014 Equity Incentive Plan. All of the unvested Dinerman Awards were cancelled upon Dr. Dinerman’s resignation from his position as our Chief Operating Officer, effective as of September 30, 2015.

Effective as of September 30, 2015, Dr. Dinerman resigned from the Company to pursue other opportunities. In connection with the termination of Dr. Dinerman’s employment, we agreed to pay Dr. Dinerman a severance payment in consideration for Dr. Dinerman’s execution, delivery and non-revocation of a general release of claims against us in customary form.

Employment Agreement – Chief Medical Officer

We entered into an employment agreement with Rochelle Hanley, M.D., as our Chief Medical Officer (the “Hanley Employment Agreement”), which became effective on June 2, 2014. The Hanley Employment Agreement is subject to automatic renewals for additional one-year periods following June 2, 2015, unless either party gives the other written notice of its or her election to not renew (a “Hanley Non-Renewal Notice”). Pursuant to the terms of the Hanley Employment Agreement, Dr. Hanley’s base salary was initially $156,539 per year. Effective October 1, 2014, Dr. Hanley agreed to an amended base salary of $111,814. Commencing on May 5, 2015, Dr. Hanley’s annual base salary was increased to $223,628, subject to annual review by our Board or Compensation Committee and, if appropriate, increase (but not decrease except in certain limited circumstances). Additionally, the Hanley Employment Agreement provides that Dr. Hanley will be eligible to receive a target annual bonus in an amount equal to 35% of her base salary in effect on June 30th of each calendar year for 2016 and after, which bonus will be based on our financial performance and Dr. Hanley’s individual performance, in each case as determined by our Board or Compensation Committee.

Under the Hanley Employment Agreement, on May 4, 2015, Dr. Hanley was granted (1) a stock option to purchase 30,000 shares of our common stock, whereby 25% of the shares subject to the option were vested upon grant and 25% of the shares subject to the option will vest on each one-year anniversary of the date of grant for the next three years, so long as Dr. Hanley continues to provide service to us on each applicable vesting date; (2) an award of 70,000 shares of common stock, whereby one-third of the shares subject to the award will vest on each one-year anniversary of the date of grant for the next three years, so long as Dr. Hanley continues to provide service to us on each applicable vesting date, subject to withholding of shares to cover tax withholding obligations arising upon the vesting of shares subject to the award; and (3) an additional award of 7,308 shares of common stock, which was fully vested upon grant (collectively, the “Hanley Awards”). The Hanley Awards were issued under and subject to the terms and conditions of the 2014 Equity Incentive Plan.

Dr. Hanley’s employment with us is at-will, meaning either we or Dr. Hanley may terminate the employment relationship at any time, with or without cause. However, Dr. Hanley must provide at least 60 days’ written notice of resignation. If we terminate Dr. Hanley’s employment, then, so long as Dr. Hanley complies with certain obligations, including execution and delivery of a general release within a specified period of time, we will pay Dr. Hanley: (1) her base salary as of the termination date for three months following the termination date, if such termination is pursuant to a Hanley Non-Renewal Notice, disability or death, or for six months in the case of termination other than by Hanley Non-Renewal Notice, for cause, disability or death; (2) three monthly payments if such termination is pursuant to a Hanley Non-Renewal Notice, disability or death, or six monthly payments in the case of termination other than by Hanley Non-Renewal Notice, for cause, disability or death, in each case equal to 1/12 of the amount equal to Dr. Hanley’s target annual bonus percentage as of the termination date multiplied by Dr. Hanley’s base salary as of such date; and (3) subject to Dr. Hanley’s timely election of COBRA, the amount equal to the COBRA premiums for the lesser of (a) three months if such termination is pursuant to a Hanley Non-Renewal Notice, disability or death, or six months in the case of termination other than by Hanley Non-Renewal Notice, for cause, disability or death, or (b) until Dr. Hanley becomes eligible to enroll in another employer-sponsored group health plan.

Additionally, if Dr. Hanley’s employment is terminated by us (i) pursuant to a Hanley Non-Renewal Notice, disability or death, the outstanding equity awards subject to the Hanley Awards that would have vested within three months following the termination date will vest and become fully exercisable as of such termination date, and Dr. Hanley will have three months from the termination date to exercise vested options under the Hanley Awards (unless they terminate sooner pursuant to their terms), and (ii) other than by Hanley Non-Renewal Notice, for cause, disability or death, the outstanding equity awards subject to the Hanley Awards that would have vested within six months following the termination date will vest and become fully exercisable as of the termination date, and Dr. Hanley will have six months from the termination date to exercise vested options under the Hanley Awards (unless they terminate sooner pursuant to their terms). In each case, all other equity awards subject to the Hanley Awards will terminate without compensation therefore on the termination date. Furthermore, if Dr. Hanley resigns for good reason, she will be entitled to receive the same payments and accelerated vesting as if she had been terminated other than by Hanley Non-Renewal Notice, for cause, disability or death, as set forth above.

In the event of a change in control of our company, 100% of the unvested outstanding equity awards granted under the Hanley Awards will vest and become fully exercisable immediately prior to the change in control. Additionally, if any vested equity awards held by Dr. Hanley are not assumed or substituted for in accordance with certain conditions, we will pay cash to Dr. Hanley on the change in control in exchange for the satisfaction and cancellation of the outstanding equity awards. If Dr. Hanley’s employment is terminated within 24 months following a change in control, subject to certain conditions, she will be entitled to receive the same payments and accelerated vesting as if she had been terminated other than by Hanley Non-Renewal Notice, for cause, disability or death, as set forth above; however, she will be entitled to such payments for a period of 12 months and the vesting of the Hanley Awards will be accelerated by 12 months.

2015 Bonuses

In August 2015, the Compensation Committee adopted corporate performance objectives for the 2015 bonus program for our named executive officers based on milestones that primarily included the completion of our initial public offering and the initial dosing and commencement of studies for certain compounds.

The Compensation Committee determined that, on a whole, 90% of the corporate goals were met during 2015. Accordingly, on March 4, 2016, the Compensation Committee approved the following bonuses for our named executive officers:

•	a bonus of $139,099 for Dr. Lian,
•	a bonus of $72,900 for Mr. Morneau, and
•	a bonus of $51,395 for Dr. Hanley.

The bonus amount awarded to Dr. Lian for 2015 was equal to 36% of his base compensation (90% of his target bonus for 2015 of 40% of his base compensation).  The bonus amounts awarded to each of Mr. Morneau and Dr. Hanley for 2015 were equal to 27% of their respective base compensation (90% of their target bonuses for 2015 of 30% of their base compensation).

In order to more closely align the interests of our executive officers with the interests of our stockholders, each of Dr. Lian and Mr. Morneau voluntarily elected to receive 50% and 35%, respectively, of his cash bonus in the form of options to purchase shares of our common stock, and Dr. Lian was granted an option to purchase 54,336 shares and Mr. Morneau was granted an option to purchase 19,934 shares. The options were granted to Dr. Lian and Mr. Morneau under the 2014 Equity Incentive Plan on March 14, 2016, have an exercise price of $1.88 per share, the closing sales price of our common stock, as reported on the Nasdaq Capital Market, on March 14, 2016, and were fully vested upon grant.

Potential Payments Upon Termination or Change in Control

Our executive officers will be entitled to receive certain payments and benefits upon termination of their employment or a change in control of our company, as described under the section of this Proxy Statement entitled “—Employment Agreements” beginning on page 29 of this Proxy Statement.

Perquisites, Health, Welfare and Retirement Plans and Benefits

Health and Welfare Benefits

Our named executive officers are eligible to participate in all of our employee benefit plans, including our medical, dental, vision, group life and disability insurance plans, in each case on the same basis as other employees.

Perquisites and Personal Benefits

We do not currently provide perquisites or personal benefits to our named executive officers.

Pension Benefits and Non-Qualified Deferred Compensation

Commencing as of November 30, 2015, we maintain a 401(k) defined contribution plan in which all of our employees age 21 and older and who work, on average, at least 20 hours per week, are entitled to participate. Employees contribute their own funds, as salary deductions, on a pre-tax basis. Contributions will be permitted to be made up to plan limits, subject to government limitations. We do not currently intend to provide full or partial matching contributions under the 401(k) plan.

Outstanding Equity Awards at December 31, 2015

The following table presents the outstanding option and stock awards held by each of our named executive officers as of December 31, 2015.

			Options Awards				Stock Awards
Name (1)	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)
Brian Lian, Ph.D.	5/4/2015	(2)	21,875	65,625	$9.49	5/4/2025	—		—		—		—
	5/4/2015		—	—	—	—	—		—		87,500	(3)	830,375	(4)
	2/20/2014		—	—	—	—	366,190	(5)	61,566	(6)	—		—
Michael Morneau	5/4/2015	(2)	6,375	19,125	$9.49	5/4/2025	—		—		—		—
	5/4/2015		—	—	—	—	—		—		67,000	(3)	635,830	(4)
Rochelle Hanley	5/4/2015	(2)	7,500	22,500	$9.49	5/4/2025	—		—		—		—
	5/4/2015		—	—	—	—	—		—		70,000	(3)	664,300	(4)
	4/15/2013		—	—	—	—	45,773	(7)	106	(6)	—		—

___________

(1)	Dr. Dinerman did not hold any option or stock awards as of December 31, 2015 and is therefore not included in this table.
(2)

The shares subject to each stock option vest over a three-year period, with 25% of the shares subject to the option vested on the grant date and 25% of the shares subject to the option vesting on each anniversary of the grant date, with partial or full vesting under certain circumstances, including upon a change in control of our company or various events specified in the named executive officer’s employment agreement, if applicable. The option awards remain exercisable until they expire ten years from the date of grant subject to earlier expiration following termination of employment.

(3)

The shares subject to each restricted stock award vest over a three-year period, with one-third of the shares subject to the restricted stock award vesting on each anniversary of the grant date, with partial or full vesting under certain circumstances, including upon a change in control of our company or various events specified in the named executive officer’s employment agreement, if applicable.

(4)

These amounts represent the aggregate grant date fair value of restricted stock awards granted to each named executive officer. These amounts do not represent the actual amounts paid to or realized by the named executive officer. The value as of the grant date for the restricted stock awards is calculated based on the number of shares granted and the grant date market price and is recognized once the requisite service period for the restricted stock is satisfied. For a detailed description of the assumptions used for purposes of determining grant date fair value, see Note 8 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 8, 2016.

(5)

These shares are subject to a repurchase option and vest in two tranches of 183,095 shares each upon the achievement of certain milestones set forth in the Common Stock Purchase Agreement, as amended, pursuant to which these shares were issued.

(6)

The amount represents the aggregate grant date fair value of a stock award granted to the named executive officer, computed in accordance with authoritative accounting guidance. This amount does not represent the actual amount paid to or realized by the named executive officer. For a detailed description of the assumptions used for purposes of determining grant date fair value, see Note 8 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 8, 2016.

(7)

These shares are subject to a repurchase option and 22,887 of the shares will vest on April 15, 2016 and the remaining 22,886 shares will vest on April 15, 2017, in each case so long as Dr. Hanley’s “Continuous Service Status”, as defined in the Common Stock Purchase Agreement, as amended, pursuant to which these shares were issued, has not terminated as of such date.

Non-Employee Director Compensation

Our Board has adopted a compensation policy for our non-employee directors that consists of annual retainer fees and long-term equity awards. Under this policy, each non-employee director will receive an annual retainer of $33,170 for serving on our Board. The Chairperson of our Board will receive an additional annual retainer of $32,800, the chairperson of the Audit Committee will receive an additional annual retainer of $16,650, the chairperson of the Compensation Committee will receive an additional annual retainer of $11,350 and the chairperson of the Nominating and Corporate Governance Committee will receive an additional annual retainer of $9,280. Each other member of the Audit Committee will receive an additional annual retainer of $8,900, each other member of the Compensation Committee will receive an additional annual retainer of $6,750 and each other member of the Nominating and Corporate Governance Committee will receive an additional annual retainer of $4,900. All cash retainers will be earned on a quarterly basis based on a calendar quarter, and, if applicable, will be prorated for the portion of the calendar quarter during which such non-employee director actually serves on our Board or a committee thereof, and will be paid in arrears no later than the 30th day following the end of each calendar quarter.

In addition to cash fees, each non-employee director will be granted on the first business day of each calendar year a stock option to purchase 16,000 shares of our common stock. If a non-employee director joins our Board other than at an annual meeting of our stockholders, such non-employee director will be granted on the date such individual first becomes appointed or elected as a non-employee director (1) a stock option to purchase 32,000 shares of our common stock and (2) a stock option to purchase 16,000 shares of our common stock, reduced pro rata for each day prior to the date of grant that has elapsed since January 1st of the year in which the individual first becomes a non-employee director. Annual equity awards and equity awards granted to new non-employee directors will vest in full on the one-year anniversary of the applicable date of grant, subject to the director’s continuous service through such date.

Each initial equity award and each annual equity award will have a maximum term of ten years and will be made in the form of nonstatutory stock options. For any non-employee director serving at the time of a change in control of our company (as defined in our 2014 Equity Incentive Plan), all then-outstanding and unvested compensatory equity awards granted under the non-employee director compensation policy would become fully vested and exercisable, if applicable, immediately prior to the change in control.

Upon the consummation of our initial public offering, each non-employee director who was then providing services to us as a director was granted a one-time equity award to purchase 20,786 shares of our common stock, each of which such awards had a value of $55,000 on the date of grant. These equity awards will vest in full on the date of the Annual Meeting, subject to the applicable director’s continuous service through such date.

The following table sets forth summary information concerning compensation paid or accrued to the members of our Board for services rendered to us for the fiscal year ended December 31, 2015.

Name (1)	Fees Earned or Paid in Cash	Option Awards (2)(3)	Total
Lawson Macartney, DVM, Ph.D.	$56,100	$115,569	$171,669
Matthew W. Foehr	$22,113	$115,569	$137,682
Matthew Singleton	$37,713	$115,569	$153,282
Stephen W. Webster	$38,880	$115,569	$154,449

___________

(1)

Brian Lian, Ph.D., our President and Chief Executive Officer and a named executive officer, is not included in this table as he is an employee of ours and therefore receives no compensation for his service as a director. Dr. Lian’s compensation is included in the section of this prospectus entitled “Summary Compensation Table” on page 27 of this Proxy Statement.

(2)	As of December 31, 2015, each of our non-employee directors held an option to purchase 20,786 shares of our common stock.
(3)

These amounts represent the aggregate grant date fair value of option awards granted to each listed director in 2015, computed in accordance with authoritative accounting guidance. These amounts do not represent the actual amounts paid to or realized by the directors during 2015. The value as of the grant date for stock options is recognized over the number of days of service required for the stock option to vest in full. The option awards will vest on the date of the Annual Meeting. For purposes of determining the grant date fair value, we estimated that option awards would vest on April 28, 2016, one year from the date of grant. For a detailed description of the assumptions used for purposes of determining grant date fair value, see Note 8 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 8, 2016.

AUDIT RELATED MATTERS

Audit Committee Report

The following is the Audit Committee’s report submitted to our Board for fiscal year 2015.

The Audit Committee has:

•	reviewed and discussed our audited financial statements with management and Marcum LLP, our independent registered public accounting firm;
•	discussed with Marcum LLP the matters required to be discussed by Auditing Standard No. 16 Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and
•

received from Marcum LLP the written disclosures and the letter regarding their communications with the Audit Committee concerning independence as required by the Public Company Accounting Oversight Board and discussed the auditors’ independence with them.

In addition, the Audit Committee has met separately with management and with Marcum LLP as part of the Audit Committee’s quarterly meetings.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.  The Audit Committee also has selected and engaged Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and is seeking ratification of the selection by our stockholders.

Audit Committee
Lawson Macartney, DVM, Ph.D.
Matthew Singleton
Stephen W. Webster

This foregoing audit committee report is not “soliciting material”, is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this report by reference.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Marcum LLP.  The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts.  Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide each service.  The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.  By the adoption of this policy, the Audit Committee has delegated the authority to pre-approve services to the Chairperson of the Audit Committee, subject to certain limitations.

The Audit Committee has determined that the rendering of the services other than audit services by Marcum LLP is compatible with maintaining the independent registered public accounting firm’s independence.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to Viking for the fiscal years ended December 31, 2015 and December 31, 2014 by Marcum LLP, our independent registered public accounting firm for such periods.  All fees described below were approved by the Audit Committee.

	Fiscal Year Ended December 31,
	2015	2014
Audit Fees (1)	$285,732	$267,740
Audit-Related Fees (2)	—	4,570
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$285,732	$272,310

___________

(1)

Audit fees consist of fees billed for services rendered for the audit of our annual financial statements, including review of the interim financial statements included in quarterly reports and review of our registration statements.

(2)

Audit-related fees consist of fees for assurance and related services that are traditionally performed by our independent registered public accounting firm and include fees reasonably related to the performance of the audit or review of our interim financial statements and not reported under the caption “Audit Fees”.  For the fiscal year ended December 31, 2014, these services included fees primarily for accounting consultations.

Prior Independent Registered Public Accounting Firm

Prior to the appointment of Marcum LLP as our independent registered public accounting firm, we engaged MaloneBailey LLP (“MaloneBailey”) to audit our financial statements as of and for the fiscal years ended December 31, 2012 and 2013. On April 7, 2014, our Board approved the dismissal of MaloneBailey as our independent registered public accounting firm, effective immediately.

MaloneBailey did not issue any reports with respect to our financial statements. Accordingly, there were no reports issued by MaloneBailey with respect to us that contained an adverse opinion or disclaimer of opinion and MaloneBailey did not issue any report that was qualified or modified as to uncertainty, audit scope or accounting principles.

From September 24, 2012 (Inception) through April 7, 2014: (1) there were no disagreements between us and MaloneBailey on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference to the matter in any report they would have issued; and (2) there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We provided MaloneBailey with a copy of the foregoing disclosures and requested that MaloneBailey provide a letter addressed to the SEC stating whether it agrees with the foregoing statements. MaloneBailey furnished such a letter, dated July 1, 2014, and a copy of such letter was filed as Exhibit 16.1 to our Registration Statement on Form S-1 that was filed with the SEC on July 1, 2014.

Effective as of April 7, 2014, our board of directors appointed Marcum LLP as our independent registered public accounting firm to audit our financial statements as of and for the fiscal years ended December 31, 2012 and 2013, and for the fiscal year ended December 31, 2014. From September 24, 2012 (Inception) through April 7, 2014, neither we nor anyone on our behalf consulted with Marcum LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on our financial statements, or (3) any matter that was either the subject of a disagreement, as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

PROPOSAL NO. 1

ELECTION OF DIRECTOR

Overview

The term of office of the one Class I director expires in 2016.  Based on the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated Mr. Foehr for election to our Board as the sole Class I director.  If elected at the Annual Meeting, Mr. Foehr would serve until the 2019 Annual Meeting of Stockholders and until his successor is elected and qualified or, if sooner, until his death, resignation or removal.  Under this standard, a “plurality” means the nominee receiving the most “For” votes will be elected to our Board.

Nominee

The Nominating and Corporate Governance Committee recommended, and our Board nominated, the following individual for election for a three-year term expiring at the 2019 Annual Meeting of Stockholders:

Nominee	Term in Office
Matthew W. Foehr	Continuing in Office Until the 2019 Annual Meeting of the Stockholders

The nominee has agreed to serve as a director if elected.  We have no reason to believe that the nominee will be unable to serve.  The section titled “Board of Directors” beginning on page 12 of this Proxy Statement contains the nominee’s biography.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE ELECTION OF THE NOMINEE NAMED ABOVE.

The following directors will remain in office until the date specified below:

Current Directors	Class and Remaining Term in Office
Matthew Singleton	Class II - Continuing in Office Until the 2017 Annual Meeting of the Stockholders
Stephen W. Webster	Class II - Continuing in Office Until the 2017 Annual Meeting of the Stockholders
Brian Lian, Ph.D.	Class III - Continuing in Office Until the 2018 Annual Meeting of the Stockholders
Lawson Macartney, DVM, Ph.D.	Class III - Continuing in Office Until the 2018 Annual Meeting of the Stockholders

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Marcum LLP was appointed as our independent registered public accounting firm in April 2014 and has reported on our financial statements for years 2012-2015.  The decision to select Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 was recommended by our Audit Committee and approved by our Board.

Representatives of Marcum LLP are expected to be present at the Annual Meeting.  The representatives of Marcum LLP will be able to make a statement at the Annual Meeting if they wish and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require that our stockholders ratify the selection of Marcum LLP as our independent registered public accounting firm.  However, the Audit Committee is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice.  If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firms at any time during the year if it determines that such a change would be in the best interests of Viking and our stockholders.

Although our stockholders are not required to ratify the selection of Marcum LLP as our independent registered public accounting firm, because we have submitted the ratification of our registered public accounting firm for approval by stockholders, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 4, 2016, with respect to the beneficial ownership of shares of our common stock by:

•	each of our directors;
•	each of our named executive officers;
•	all of our current directors and executive officers as a group; and
•	each person or group known to us to be the beneficial owner of more than five percent of our common stock.

This table is based upon information supplied by officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC.  Other than as set forth below, we are not aware of any other beneficial owner of more than five percent of our common stock as of April 4, 2016.  Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 9,683,741 shares of common stock outstanding as of April 4, 2016, adjusted as required by rules promulgated by the SEC.  These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities.  In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable on or before June 3, 2016, which is 60 days after April 4, 2016.  These shares are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Viking Therapeutics, Inc., 12340 El Camino Real, Suite 250, San Diego, CA 92130.

	Beneficial Ownership of
	Common Stock
	Number of	Percent of
Name of Beneficial Owner	Shares	Class (1)
Named Executive Officers and Directors:
Brian Lian, Ph.D. (2)	1,551,184	15.9%
Michael Morneau (3)	112,878	1.2%
Michael Dinerman, M.D. (4)	589,116	6.1%
Rochelle Hanley, M.D. (5)	186,431	1.9%
Matthew W. Foehr (6)	27,036	*
Lawson Macartney, DVM, Ph.D. (7)	20,786	*
Matthew Singleton (7)	20,786	*
Stephen W. Webster (7)	20,786	*
All current executive officers and directors as a group (7 persons) (8)	1,939,887	19.6%

Greater than 5% Stockholders:
Ligand Pharmaceuticals Incorporated (9)	4,780,964	49.4%

___________

*	Less than one percent.
(1)

For each person and group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of shares of common stock outstanding as of April 4, 2016, plus the number of shares of common stock that such person or group had the right to acquire within 60 days after April 4, 2016.

(2)

Consists of: (a) 1,453,098 shares of common stock owned directly, of which 1,028,574 are vested or will vest within 60 days of April 4, 2016, and (b) 98,086 shares of common stock issuable upon exercise of options exercisable within 60 days of April 4, 2016.

(3)

Consists of: (a) 80,194 shares of common stock owned directly, of which 35,527 are vested or will vest within 60 days of April 4, 2016, and (b) 32,684 shares of common stock issuable upon exercise of options exercisable within 60 days of April 4, 2016.

(4)

Dr. Dinerman resigned from his position as our Chief Operating Officer effective as of September 30, 2015. Beneficial ownership is based solely on information contained in the Schedule 13G filed with the Securities and Exchange Commission on February 16, 2016 by Dr. Dinerman.

(5)

Consists of: (a) 171,431 shares of common stock owned directly, of which 101,878 are vested or will vest within 60 days of April 4, 2016, and (b) 15,000 shares of common stock issuable upon exercise of options exercisable within 60 days of April 4, 2016.

(6)	Consists of: (a) 6,250 shares of common stock owned directly, and (b) 20,786 shares of common stock issuable upon exercise of options exercisable within 60 days of April 4, 2016.
(7)	Consists solely of shares of common stock issuable upon exercise of options exercisable within 60 days of April 4, 2016.
(8)

Consists of: (a) 1,710,973 shares of common stock owned directly by all of our current executive officers and directors, of which 1,172,229 are vested or will vest within 60 days of April 4, 2016, and (b) 228,914 shares of common stock issuable upon exercise of options exercisable within 60 days of April 4, 2016.

(9)

Ligand Pharmaceuticals Incorporated’s address is 11119 North Torrey Pines Rd., Suite 200, San Diego, CA 92037. Beneficial ownership is based solely on information contained in the Schedule 13D/A filed with the Securities and Exchange Commission on June 1, 2015 by Ligand Pharmaceuticals Incorporated.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth additional information as of December 31, 2015 with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of December 31, 2015.  The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	441,144	$7.02	1,226,249	(2)
Equity compensation plans not approved by security holders (3)	—	—	—
Total	441,144	$7.02	1,226,249

___________

(1)	Comprised of the 2014 Equity Incentive Plan (the “2014 EIP”) and the 2014 Employee Stock Purchase Plan (the “2014 ESPP”).
(2)

Comprised solely of 773,629 shares subject to awards available for future issuance under the 2014 Plan and 452,620 shares of common stock that may be issued under the 2014 ESPP, in each case as of December 31, 2015.  Pursuant to the terms of the 2014 Plan, the share reserve of the 2014 Plan will automatically increase on January 1st, through fiscal 2024, by 3.5% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year. Pursuant to the terms of the 2014 ESPP, the share reserve of the 2014 ESPP will automatically increase on January 1st, through fiscal 2024, by 1% of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year.

(3)	As of December 31, 2015, we did not have any equity compensation plans that were not approved by our stockholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities.  Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2015, our officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships in which we were or are to be a participant, the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person. A related person is any individual who is, or who has been since the beginning of our last fiscal year, one of our directors or executive officers, or a nominee to become one of our directors, or any person known to be the beneficial owner of more than 5% of any class of our voting securities, or any immediate family member of any of the foregoing persons. Additionally, any firm, corporation or other entity by which any of the foregoing persons is employed or in which such person is a general partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest, will also be deemed to be a related person. Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. As provided by our audit committee charter, our Audit Committee is responsible for reviewing and approving in advance any related party transaction.

Transactions with Related Persons

In addition to the director and executive officer compensation arrangements discussed in the section of this Proxy Statement entitled “Executive Compensation,” the following is a summary of material provisions of transactions since January 1, 2015 that we have been a party to and in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers, beneficial owners of more than 5% of our capital stock, or their immediate family members, have had or will have a direct or indirect material interest.

Repurchases of Shares of Common Stock from Current and Former Executives

On May 4, 2015, we repurchased, at a purchase price of $0.00001 per share: (1) 2,313,406 shares of our common stock from Dr. Lian, our President and Chief Executive Officer, for an aggregate purchase price of $23, (2) 998,250 shares of our common stock from Dr. Dinerman, our former Chief Operating Officer, for an aggregate purchase price of $10 and (3) 158,453 shares of our common stock from Dr. Hanley, our Chief Medical Officer, for an aggregate purchase price of $2.

Agreements with Ligand

On May 21, 2014, we entered into the Master License Agreement with Ligand, a greater than 5% holder of our outstanding common stock, pursuant to which Ligand granted us worldwide rights under (1) patents related to SARM Compounds, TRß Compounds, FBPase Compounds, EPOR Compounds and DGAT-1 Compounds; (2) related know-how controlled by Ligand; and (3) physical quantities of SARM, TRß, FBPase, EPOR and DGAT-1 Compounds. Under the terms of the Master License Agreement, we issued to Ligand, at the closing of the initial public offering of shares of our common stock, 3,655,964 shares of our common stock having an estimated aggregate value of $29.2 million, and we agreed to make certain development and commercial milestone payments and single-digit royalties on future worldwide net product sales. In connection with the Master License Agreement, we also entered into a Loan and Security Agreement with Ligand, dated May 21, 2014, as amended on April 8, 2015 and January 22, 2016, and issued to Ligand a Secured Convertible Promissory Note (the “Ligand Note”), pursuant to which Ligand loaned us an initial principal amount of $2,500,000. As of December 31, 2015, the aggregate outstanding principal amount under the Ligand Note, plus all accrued and previously unpaid interest thereon, was approximately $2,683,611. From May 21, 2014 to January 21, 2016, the principal amount outstanding under the loans accrued interest at a fixed per annum rate equal to the lesser of 5.0% and the maximum interest rate permitted by law. Effective as of January 22, 2016, the principal amount outstanding under the loans accrues interest at a fixed per annum rate equal to the lesser of 2.5% and the maximum interest rate permitted by law. In the event we default under the loans, the loans will accrue interest at a fixed per annum rate equal to the lesser of 8% and the maximum interest rate permitted by law. Pursuant to the terms of the Loan and Security Agreement and the Ligand Note, the loans will become due and payable upon the written demand of Ligand at any time after the earlier to occur of an event of default under the Loan and Security Agreement or the Ligand Note, or May 21, 2017, unless the loans are repaid in cash or converted into equity prior to such time. In connection with the Master License Agreement, we also entered into: (a) a Registration Rights Agreement with Ligand, pursuant to which we granted certain registration rights to Ligand with respect to the securities issued by us to Ligand under the Master License Agreement and the securities issuable by us to Ligand pursuant to the Ligand Note, and (b) a sublease agreement with Ligand, pursuant to which we paid Ligand base rent in the amount of approximately $13,500 per month, as well as our pro rata portion of certain operating expenses, through December 31, 2014.

Limitation of Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation and amended and restated bylaws contain provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the General Corporation Law of the State of Delaware (the “DGCL”); and
•	any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

Our amended and restated certificate of incorporation provides that we will, under certain circumstances, indemnify our directors, officers, employees or agents, subject to any provisions contained in our amended and restated bylaws. Our amended and restated bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was or is made a party or is threatened to be made a party to, or is otherwise involved in, any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was one of our directors or officers, or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expense, liability and loss (including, among other things, attorney’s fees and amounts paid in settlement) reasonably incurred or suffered by such director, officer, employee or agent in connection therewith, subject to certain conditions. Our amended and restated bylaws also provide us with the power to, to the extent authorized by our Board, grant rights to indemnification and to advancement of expenses to any of our employees or agents to the fullest extent indemnification may be granted to our directors and officers. In addition, our amended and restated bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to certain exceptions.

Further, we have indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding, subject to certain exceptions. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

The limitation of liability and indemnification provisions that are included in our amended and restated certificate of incorporation, amended and restated bylaws and in indemnification agreements that we entered into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

Our amended and restated bylaws provide that we may purchase and maintain insurance, at our expense, to protect us and any person who is or was a director, officer, employee or agent of us or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not we would have the power to indemnify such person against such expense, liability or loss under the DGCL. We maintain insurance under which, subject to the limitations of the insurance policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.

Certain of our non-employee directors may, through their relationships with their employers, be insured or indemnified against certain liabilities incurred in their capacity as members of our Board.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials.  A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us.  Direct your written request to our Corporate Secretary, c/o Viking Therapeutics, Inc., 12340 El Camino Real, Suite 250, San Diego, CA 92130 or contact our Corporate Secretary at (858) 704-4660.  Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their broker or our Corporate Secretary in the same manner described above.  In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

ADDITIONAL DOCUMENTS

This Proxy Statement contains summaries of certain agreements that we have filed as exhibits to various SEC filings. The descriptions of these agreements contained in this Proxy Statement do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements.

Any statement contained herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this Proxy Statement.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and copies of the definitive agreements summarized in this proxy statement, are available without charge upon written request to: Corporate Secretary, c/o Viking Therapeutics, Inc., 12340 El Camino Real, Suite 250, San Diego, CA 92130.

OTHER MATTERS

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Lawson Macartney, DVM, Ph.D.
Lawson Macartney, DVM, Ph.D.
Chairperson of the Board

April 12, 2016

You are cordially invited to attend the annual meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the Internet or by telephone as promptly as possible in order to ensure your representation at the meeting.  If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United

States) is enclosed for your convenience if you wish to submit your proxy by mail.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

0

VIKINGTHERAPEUTICS,INC.

THISPROXYISSOLICITEDONBEHALFOFTHEBOARDOFDIRECTORS

The undersigned, a stockholder of Viking Therapeutics, Inc., hereby appoints Brian Lian, Ph.D. and Michael Morneau, and each of them, as proxies, with full power or substitution, to vote on behalf of the undersigned the number of shares which the undersignedisentitledtovote,atthe AnnualMeetingofStockholdersof Viking Therapeutics,Inc.,tobeheldat12340ElCaminoReal,Suite250,SanDiego,CA 92130on Thursday,May26,2016at8:00a.m. Pacific Time,andatanyandallpostponementsor adjournments thereof, with all the powers which the undersigned would possess if personally presentinthemannerdirectedherein.

ThisProxyisgovernedbythelawsoftheStateofDelaware.

(Continuedandtobesignedonthereverseside.)

1.1 14475

VIKING THERAPEUTICS, INC.   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS   The undersigned, a stockholder of Viking Therapeutics, Inc., hereby appoints Brian  Lian, Ph.D. and Michael Morneau, and each of them, as proxies, with full power or substitution, to vote on behalf of the undersigned the number of shares which the  undersigned is entitled to vote, at the Annual Meeting of Stockholders of Viking  Therapeutics, Inc., to be held at 12340 El Camino Real, Suite 250, San Diego, CA 92130 on Thursday, May 26, 2016 at 8:00 a.m. Pacific Time, and at any and all postponements or  adjournments thereof, with all the powers which the undersigned would possess if personally  present in the manner directed herein.   This Proxy is governed by the laws of the State of Delaware.   (Continued and to be signed on the reverse side.)   1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF VIKING    THERAPEUTICS, INC. May 26, 2016   PROXY VOTING INSTRUCTIONS  INTERNET -Access “www.voteproxy.com” and follow the on-screen  instructions or scan the QR code with your smartphone. Have your  proxy card available when you access the web page.   TELEPHONE -Call toll-free 1-800-PROXIES (1-800-776-9437) in    the United States or 1-718-921-8500 from foreign countries from  any touch-tone telephone and follow the instructions. Have your  proxy card available when you call.   Vote online/by phone until 11:59 PM EST the day before the meeting.   MAIL -Sign, date and mail your proxy card in the envelope  provided as soon as possible.   IN PERSON -You may vote your shares in person by attending  the Annual Meeting.   GO GREEN -e-Consent makes it easy to go paperless. With  e-Consent, you can quickly access your proxy material, statements  and other eligible documents online, while reducing costs, clutter  and paper waste. Enroll today via www.amstock.com to enjoy online  access.   COMPANY NUMBER  ACCOUNT NUMBER   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:  The Notice of Meeting, proxy statement and proxy card  are available at http://www.astproxyportal.com/ast/20061/  10030000000000000000 3 052616   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEE AND "FOR" PROPOSAL 2.   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x  1. ELECTION OF DIRECTOR NOMINEE FOR CLASS I (term to expire in  2019):  NOMINEE:  2. RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE  COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING  FOR AGAINST ABSTAIN  FOR THE NOMINEE  WITHHOLD AUTHORITY  FOR THE NOMINEE  Matthew W. Foehr FIRM FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2016  This proxy will be voted as directed, or if no direction is indicated, will be voted in  accordance with the recommendations of the Board of Directors.  To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note that  changes to the registered name(s) on the account may not be submitted viathis method.  Signature of Stockholder Date: Signature of Stockholder Date:  Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full  title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Directions to the Annual Meeting of Stockholders of Viking Therapeutics, Inc.

Viking Therapeutics, Inc.

12340 El Camino Real, Suite 250

San Diego, CA 92130

(858) 704-4660

From the North (Los Angeles/Orange County/Carlsbad)

Take 5 Fwy South. Take DEL MAR HEIGHTS ROAD exit.

Turn Left on DEL MAR HEIGHTS ROAD —go 0.4 miles

Turn Right on HIGH BLUFF DRIVE—go 0.6 miles

Turn Right on EL CAMINO REAL —go 0.2 miles

Arrive at 12340 EL CAMINO REAL, SUITE 250, on the Right

From the South (La Jolla/San Diego International Airport Airport/Chula Vista)

Take 5 Fwy North. Take CARMEL VALLEY ROAD exit.

Turn Right on CARMEL VALLEY ROAD —go 0.2 miles

Turn Left on EL CAMINO REAL—go 0.5 miles

Arrive at 12340 EL CAMINO REAL, SUITE 250, on the Left